UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 14, 2004

HANGER ORTHOPEDIC GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-10670	84-0904275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Bethesda Metro Center, Suite 1200, Bethesda, Maryland 20814
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (301) 986-0701

Item 5.	Events.

        Hanger Orthopedic Group, Inc. hereby files this Current Report on Form 8-K in order to file a copy of the press release it issued on June 18, 2004 disclosing regulatory developments relating to allegations of billing irregularities at one of the company’s patient care centers.

Item 7.	Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

Exhibit No.	Description
99.1	Press Release dated June 18, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER ORTHOPEDIC GROUP, INC.
Date: June 18, 2004	By:	/s/ George E. McHenry
George E. McHenry Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 18, 2004.

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